UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 13, 2003
                                                --------------------------------


                          GS Mortgage Securities Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          333-100818                        13-6357101
--------------------------------------------------------------------------------
(State or other              (Commission File Number)         (I.R.S.Employer
jurisdiction of                                              Identification No.)
incorporation)


85 Broad Street, New York, New York                                10004
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  --------------------


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.     Other Events

            On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through Certificates, Series 2003-AHL (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

            (99.1) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            (99.2) Collateral Term Sheets prepared by Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust 2003-AHL, Mortgage Pass-Through
                                    Certificates, Series 2003-AHL.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.


      October 15, 2003
      ----------------
                                   By:          /s/ Samuel Ramos
                                      ----------------------------------
                                      Name:     Samuel Ramos
                                      Title:    Secretary

                                INDEX TO EXHIBITS


                                                            Paper (P) or
Exhibit No.       Description                               Electronic (E)
-----------       -----------                               --------------

(99.1)            Collateral Term Sheets prepared by               (E)
                  Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust
                  2003-AHL, Mortgage Pass-Through Certificates,
                  Series 2003-AHL.

(99.2)            Collateral Term Sheets prepared by               (E)
                  Goldman, Sachs & Co. in connection with certain classes of the GSAMP Mortgage Loan Trust
                  2003-AHL, Mortgage Pass-Through Certificates,
                  Series 2003-AHL.

EXHIBIT 99.1